Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account Three:
The Director M Outlook
Wells Fargo Director M Outlook

Supplement dated August 3, 2022 to the variable annuity prospectus dated May 2, 2022

This supplement to the variable annuity prospectus outlines changes in fund fees related to certain investment options since the prospectus dated May 2, 2022. This may not reflect all of the changes that have occurred since you entered into your Contract. The changes are related to:
2. Key Information Table;
4. Fee Table; and
Appendix A - Funds Available Under the Contract
All other provisions outlined in your variable annuity prospectus remain unchanged. This supplement is for informational purposes and requires no action on your part.
In section 2. Key Information Table: The table showing the lowest and highest cost you could pay each year, based on current charges is deleted and replaced with the following table.

Lowest Annual Cost: $2,067	Highest Annual Cost: $5,037
Assumes:	Assumes:
•Investment of $100,000	•Investment of $100,000
•5% annual appreciation	•5% annual appreciation
•Least expensive combination of contract classes and fund fees and expenses	•Most expensive combination of contract classes, optional benefits and fund fees and expenses
•No sales charges or advisory fees	•No sales charges or advisory fees
•No additional premium payments, transfers or withdrawals	•No additional premium payments, transfers or withdrawals
•No optional benefits

In section 4. Fee Table: the table showing the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract is deleted and replaced with the following table:

All Contract Versions	Minimum	Maximum
Annual Fund Expenses
(expenses that are deducted from Fund assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.14%	1.53%
In section 4. Fee Table: the Example tables comparing the cost of investing in this variable annuity with the cost of investing in other variable annuities are deleted and replaced with the following:
(1)If you Surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$11,468	$19,709	$25,198	$50,356

(2)If you annuitize at the end of the applicable time period:

1 year	3 years	5 years	10 years
$3,516	$13,596	$23,671	$48,829

(3)If you do not Surrender your Contract:

1 year	3 years	5 years	10 years
$5,043	$15,123	$25,198	$50,356

In Appendix A - Funds Available Under the Contract: the following fund fees are updated as follows:

Fund and Adviser/Subadviser	Current Expenses
AB VPS Balanced Hedged Allocation Portfolio - Class B (formerly AB VPS Balanced Wealth Strategy Portfolio) Adviser: AllianceBernstein, L.P.	0.92%
AB VPS Growth and Income Portfolio - Class B Adviser: AllianceBernstein, L.P.	0.84%*
AB VPS International Value Portfolio - Class B Adviser: AllianceBernstein, L.P.	1.15%
AB VPS Small/Mid Cap Value Portfolio - Class B Adviser: AllianceBernstein, L.P.	1.05%
AB VPS Sustainable International Thematic Portfolio - Class B (formerly AB VPS International Growth Portfolio) Adviser: AllianceBernstein, L.P.	1.48%*

*	Annual expenses reflect temporary fee reduction under an expense reimbursement or fee waiver arrangement.

This supplement should be retained for future reference.

HV-7896